UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
December 16, 2015
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Rayonier Advanced Materials Inc.

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Item 8.01	Other Events	1
	Signature	2

Item 8.01	Other Events

On December 16, 2015, Rayonier Advanced Materials Inc. (the “Company”) and Borregaard ASA (“BRG”) executed definitive agreements regarding their plan to create a joint venture (the “JV”) to purify and sell lignin products at the Company’s Fernandina Beach, Florida manufacturing plant.

The proposed JV, which would be named LignoTech Florida LLC, was announced in June 2015 and, if approved by the boards of directors of both parties, should commence operations in two phases over five years, beginning in the first quarter of 2018.

A final decision by the boards of both companies on whether to proceed with the project is anticipated in mid-2016, after completion of final engineering, securing of local and state incentives, refinement of the capital cost structure and permit approvals by applicable state and local agencies.

Forward-Looking Statements

Certain statements in this Form 8-K regarding anticipated financial, business, legal or other outcomes, including business and market conditions, outlook and other similar statements relating to Rayonier Advanced Materials’ future events, developments or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “anticipate” and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. While management believes that these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements.

Although Rayonier Advanced Materials believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to factors are described in Rayonier Advanced Material’s most recent Form 10-K and 10-Q reports on file with the Securities and Exchange Commission, that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document. Rayonier Advanced Materials assumes no obligation to update these statements except as is required by law.

Signature
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc. (Registrant)

BY:	/s/ MICHAEL R. HERMAN
Michael R. Herman
Senior Vice President, General Counsel and Corporate Secretary

December 17, 2015

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